UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2006

AVIZA TECHNOLOGY, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-51642 (Commission File Number)	20-1979646 (I.R.S. Employer Identification Number)

             440 Kings Village Road, Scotts Valley, CA 95066

(Address of principal executive offices) (Zip Code)

                            831-438-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On June 19, 2006, Jerauld Cutini, Aviza's President and Chief Executive Officer, and Patrick O'Connor, Aviza's Executive Vice President and Chief Financial Officer, announced that their long-term goals for Aviza's financial performance included gross profit of 40%; research and development expenses of 12% of net sales; sales, general and administrative expenses of 14% of net sales and operating income of 14% of net sales.  Messrs. Cutini and O'Connor did not set a time frame for achievement of these goals and stated that the goals are not projections of Aviza's expected future financial performance, and Aviza cannot provide any assurance that it will be able to meet any of these long-term goals.

Safe Harbor Statement

The first paragraph of this Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are based on Aviza’s management’s current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. You should not rely upon these forward-looking statements as predictions of future events because Aviza cannot assure you that the events or circumstances reflected in these statements will be achieved or will occur. Many factors could cause Aviza’s actual results to differ materially from those projected in these forward-looking statements, including, but not limited to:  whether Aviza will be able to continue to integrate Trikon’s business successfully and achieve anticipated synergies; variability of Aviza’s revenues and financial performance; risks associated with product development and technological changes; the acceptance of Aviza’s products in the marketplace by existing and potential future customers; disruption of operations or increases in expenses caused by civil or political unrest or other catastrophic events; general economic conditions and conditions in the semiconductor industry in particular; the continued employment of Aviza’s key personnel and risks associated with competition. Some of these factors and other important factors are detailed in various Securities and Exchange Commission filings that Aviza has made, particularly in its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, copies of which are available from Aviza without charge. Please review these filings and do not place undue reliance on these forward-looking statements. Aviza assumes no obligation to update these forward-looking statements.

This Current Report on Form 8-K is furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 19, 2006

AVIZA TECHNOLOGY, INC.

By:	/s/ Patrick C. O’Connor
Patrick C. O’Connor
Executive Vice President and Chief Financial Office